                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               AGL Resources Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            AGL RESOURCES, INC. LOGO

                           303 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30308

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 7, 1997

                               ------------------

To the Shareholders of AGL Resources Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of AGL Resources Inc. (the "Company") will be held at the offices of the Company, 303 Peachtree Street, N.E., Atlanta, Georgia, on Friday, February 7, 1997 at 10:00 a.m., local time, for the purpose of considering and voting upon:

     (1) A proposal to elect four directors.

     (2) Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Only shareholders of record at the close of business on November 29, 1996 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

     It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. Therefore, each shareholder is requested to date, sign and return the accompanying proxy card(s) in the enclosed postage-paid envelope.

     Your continued interest in the Company is genuinely appreciated by the directors, officers and personnel who serve you.

                                          By Order of the Board of Directors

                                          /s/ Melanie McGee Platt
                                          --------------------------------------
                                          Melanie McGee Platt
                                          Corporate Secretary
Atlanta, Georgia
December 16, 1996

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS EARLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY CARD AND VOTE IN PERSON THOSE SHARES OF STOCK HELD BY YOU OTHER THAN SHARES OF COMMON STOCK ALLOCATED TO AN ACCOUNT FOR YOU PURSUANT TO THE COMPANY'S RETIREMENT SAVINGS PLUS PLAN OR LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN.

                            AGL RESOURCES, INC. LOGO
                           303 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30308

                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 7, 1997

     This Proxy Statement is furnished to the shareholders of AGL Resources Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on Friday, February 7, 1997 at 10:00 a.m., local time, at the offices of the Company, 303 Peachtree Street, N.E., Atlanta, Georgia. The approximate date on which this Proxy Statement and the enclosed form(s) of proxy card are first being sent or given to shareholders is December 16, 1996.

            VOTING STOCK OUTSTANDING AND VOTE REQUIRED FOR APPROVAL

     The securities that may be voted at the Annual Meeting consist of Common Stock of the Company, $5 par value per share (the "Common Stock"), with each share entitled to one vote on each matter submitted to the shareholders. Only shareholders of record as of the close of business on November 29, 1996 (the "record date") will be entitled to receive notice of and to vote at the Annual Meeting. On the record date, 55,743,457 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of votes "for" or "against" and abstentions (including instructions to withhold authority to vote) will be used.

     In voting for the proposal to elect the directors (Proposal 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Georgia law, and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Georgia law, votes that are withheld will not be counted and will have no effect.

     Under the rules of the New York Stock Exchange (the "Exchange") that govern most domestic stock brokerage firms, member brokerage firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchange. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals, which results in "broker non-votes." Such "broker non-votes" will not be considered in determining whether a quorum exists at the Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

                        VOTING AND REVOCATION OF PROXIES

HOLDERS OF COMMON STOCK

     Proxy cards are being transmitted with this Proxy Statement to all holders of Common Stock of the Company. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting (other than participants in certain employee benefit plans of the Company as set forth in the following paragraph), gives oral notice of his or her election to vote in person, and submits a ballot at the meeting. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Corporate Secretary of the Company. If the proxy is completed properly and returned by the shareholder and is not revoked, it will be voted at the Annual Meeting in the manner specified thereon. IF THE PROXY IS PROPERLY EXECUTED AND RETURNED BUT WITHOUT INSTRUCTIONS FOR VOTING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE PROXY CARD AND DESCRIBED HEREIN. Any shareholder who executes and delivers a proxy card may revoke it at any time prior to its use by giving written notice to the Corporate Secretary of the Company at the following address: AGL Resources Inc., Office of Corporate Secretary, P.O. Box 4569, Atlanta, Georgia 30302, or by executing and delivering to the Corporate Secretary a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person as described above. The Board of Directors of the Company does not know of any other business to be brought before the Annual Meeting other than that described herein, but it is intended that, as to any such other business, a vote will be cast pursuant to the proxy in accordance with the judgment of the persons named as proxies.

PARTICIPANTS IN EMPLOYEE BENEFIT PLANS

     Separate proxy cards are being transmitted to all persons who have shares of Common Stock allocated to their accounts as participants or beneficiaries under the AGL Resources Inc. Retirement Savings Plus Plan (the "RSP Plan") and the AGL Resources Inc. Leveraged Employee Stock Ownership Plan (the "LESOP"). These proxy cards appoint The Northern Trust Company, which acts as Trustee for the RSP Plan and the LESOP, to vote the shares held for the accounts of the participants or their beneficiaries in the RSP Plan and the LESOP in accordance with the instructions noted thereon. IN THE EVENT NO PROXY CARD IS RECEIVED FROM A PARTICIPANT OR BENEFICIARY OR A PROXY CARD IS RECEIVED WITHOUT INSTRUCTIONS FOR VOTING, THE TRUSTEE WILL VOTE THE UNVOTED ALLOCATED SHARES IN THE LESOP IN THE SAME PROPORTION AS THE LESOP SHARES THAT ARE VOTED BY PARTICIPANTS AND BENEFICIARIES. THE TRUSTEE WILL VOTE THE UNALLOCATED LESOP SHARES AND ANY UNVOTED RSP PLAN SHARES, PURSUANT TO THE INSTRUCTIONS OF THE RESPECTIVE ADMINISTRATIVE COMMITTEES OF THE PLANS, "FOR" EACH OF THE PROPOSALS LISTED ON THE PROXY CARD AND DESCRIBED HEREIN.

     Any RSP Plan or LESOP participant or beneficiary who executes and delivers a proxy card may revoke it at any time prior to its use by giving written notice to the Trustee at the following address: The Northern Trust Company, Attention:
Master Trust Administrator, Fifty South La Salle Street, Chicago, Illinois 60675, or by executing and delivering a duly executed proxy card bearing a later date. Under the terms of the RSP Plan and the LESOP, only the Trustee of the plan can vote the shares allocated to the accounts of participants, even if such participants or their beneficiaries attend the Annual Meeting in person.

COSTS OF SOLICITATION

     The Company will bear the costs of solicitation of proxies, including the charges and expenses of stock brokerage firms, banks, trust companies and others for forwarding solicitation material to beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by telephone, facsimile, telegraph or personal contact by directors, officers and employees of the Company without additional compensation. The Company has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies at an anticipated cost of approximately $5,000, plus reasonable out-of-pocket disbursements.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     The Amended and Restated Articles of Incorporation (the "Articles") and the Bylaws of the Company provide that the Board of Directors shall consist of at least five members and not more than fifteen members and that the exact number shall be fixed from time to time by the Board of Directors. The Board of Directors has set the number of directors of the Company at eleven. The Articles and the Bylaws of the Company also provide that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible. The term of office of one of the classes of directors expires each year, and a new class of directors is elected each year by the shareholders for a term of three years and until their successors are elected and qualified.

     The Board of Directors has nominated Otis A. Brumby, Jr., David R. Jones, Albert G. Norman, Jr. and Charles McKenzie Taylor to stand for election as directors at the Annual Meeting. Messrs. Brumby, Jones, Norman and Taylor presently are members of the Board of Directors whose terms are scheduled to expire at the Annual Meeting. Each of the nominees has consented to serve as a director if elected. If re-elected by the shareholders, Messrs. Brumby, Jones, Norman and Taylor will serve a three-year term which will expire at the time of the Annual Meeting of Shareholders in the year 2000.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT OTIS A. BRUMBY, JR., DAVID R. JONES, ALBERT G. NORMAN, JR. AND CHARLES MCKENZIE TAYLOR AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN THE YEAR 2000 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The following table sets forth certain information as of September 30, 1996 regarding the four nominees for director and all current directors whose terms of office will continue after the Annual Meeting.
  PERSONS NOMINATED TO SERVE AS DIRECTORS UNTIL THE ANNUAL MEETING IN THE YEAR
                                      2000

                                                                                        NUMBER OF
                                                                                         SHARES
                                                                        YEAR FIRST   OF COMMON STOCK
                                        PRINCIPAL OCCUPATION             ELECTED          OWNED
      NOMINEE AND AGE                 AND OTHER INFORMATION(1)          A DIRECTOR   BENEFICIALLY(2)
----------------------------  ----------------------------------------  ----------   ---------------
Otis A. Brumby, Jr. (56)....  Chairman of the Board and Chief              1990           16,978(+)
                              Executive Officer of The Marietta Daily
                              Journal and Neighbor Newspapers, Inc.
                              since October 1993 and previously
                              President and Publisher of The Marietta
                              Daily Journal and Neighbor Newspapers,
                              Inc. from March 1965 until October 1993;
                              director of First Union National Bank of
                              Georgia.
David R. Jones (59).........  President and Chief Executive Officer of     1985          223,715(*)(+)
                              the Company since January 1996 and
                              President and Chief Executive Officer of
                              Atlanta Gas Light Company ("AGLC")
                              (since 1988) and AGL Resources Service
                              Company (since August 1996), wholly
                              owned subsidiaries of the Company;
                              director of the Federal Reserve Bank of
                              Atlanta.
Albert G. Norman, Jr.                                                      1976           14,349(*)(+)
  (67)......................  Partner in the law firm of Long,
                              Aldridge & Norman, LLP, General Counsel
                              to the Company.

                                                                                        NUMBER OF
                                                                                         SHARES
                                                                        YEAR FIRST   OF COMMON STOCK
                                        PRINCIPAL OCCUPATION             ELECTED          OWNED
      NOMINEE AND AGE                 AND OTHER INFORMATION(1)          A DIRECTOR   BENEFICIALLY(2)
----------------------------  ----------------------------------------  ----------   ---------------
Charles McKenzie Taylor                                                    1984            6,217(+)
  (67)......................  Chairman of the Board of Taylor &
                              Mathis, Inc. and General Partner in
                              Taylor & Mathis Enterprises, real estate
                              developers and brokers; director of
                              Wachovia Corporation.
                          DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING
Frank Barron, Jr. (64)......  Vice President of Public Affairs of Rome     1983           35,658(+)
                              Coca-Cola Bottling Company and
                              previously officer and director of seven
                              Coca-Cola Bottling Companies in Georgia.
W. Waldo Bradley (62).......  Chairman of the Board of Bradley Plywood     1991            3,860(+)
                              Corporation; director of First Union
                              Corporation and Savannah Foods &
                              Industries, Inc.(3)
L.L. Gellerstedt, III                                                      1996            2,916(*)
  (40)......................  President and Chief Executive Officer of
                              Beers, Inc. ("Beers"), Chairman and
                              Chief Executive Officer of Beers
                              Construction Company ("BCC"), a wholly
                              owned subsidiary of Beers, since June
                              1994, President and Chief Executive
                              Officer of BCC from November 1990 until
                              June 1994; director of ALLTEL
                              Corporation and NationsBank, N.A.
                              (South).
                          DIRECTORS TO SERVE UNTIL THE 1998 ANNUAL MEETING
D. Raymond Riddle (63)......  Retired Chairman of the Board and Chief      1978            3,778(+)
                              Executive Officer of National Service
                              Industries, Inc. ("National") effective
                              February 1996, Chairman of the Board and
                              Chief Executive Officer of National from
                              September 1994 until February 1996,
                              President and Chief Executive Officer of
                              National from January 1993 until
                              September 1994, Executive Vice President
                              of Wachovia Corporation and President
                              and Chief Executive Officer of Wachovia
                              Bank of Georgia, N.A. and Wachovia
                              Corporation of Georgia from May 1987
                              until January 1993; director of
                              National, Wachovia Bank of Georgia,
                              N.A., Atlantic American Corporation,
                              Equifax, Inc. and Vista Resources, Inc.
Dr. Betty L. Siegel (65)....  President of Kennesaw State College;         1986            3,908(+)
                              director of Equifax, Inc., National
                              Service Industries, Inc. and Acordia
                              Benefits of the South, Inc.

                                                                                        NUMBER OF
                                                                                         SHARES
                                                                        YEAR FIRST   OF COMMON STOCK
                                        PRINCIPAL OCCUPATION             ELECTED          OWNED
      NOMINEE AND AGE                 AND OTHER INFORMATION(1)          A DIRECTOR   BENEFICIALLY(2)
----------------------------  ----------------------------------------  ----------   ---------------
Ben J. Tarbutton, Jr.                                                      1983            5,916(+)
  (66)......................  Vice President of Sandersville Railroad
                              Co.; director of NationsBank, N.A.
                              (South)
Felker W. Ward, Jr. (63)....  President of Ward and Associates, Inc.,      1988            4,937(+)
                              an investment banking firm, since
                              January 1988, and Chairman of Pinnacle
                              Investment Advisors, Inc., a wholly
                              owned subsidiary of Ward and Associates,
                              Inc., since January 1994; director of
                              Fidelity National Bank and Abrams
                              Industries, Inc.

---------------

(1) Except as otherwise indicated, all directors have been engaged in their principal occupations for more than the past five years.
(2) As of September 30, 1996, neither any individual director nominee nor director of the Company owned beneficially 1% or more of the outstanding Common Stock of the Company or any class of Preferred Stock of AGLC or any interest in any class of Preferred Stock of AGLC. Beneficial ownership as reported in this Proxy Statement has been determined in accordance with regulations of the Securities and Exchange Commission (the "Commission") and includes shares of Common Stock which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise indicated, all directors in the above-referenced group have sole voting and investment power with respect to the shares shown.
(3) Mr. Bradley is a brother-in-law of Mr. Goocher, a named executive officer (as hereinafter defined).
(*) With regard to Mr. Gellerstedt, the shares shown include 2,500 shares for which he shares voting and investment power; with regard to Mr. Jones, the shares shown include 51,648 shares for which he shares voting and investment power and 1,322 shares which are held of record by the spouse of Mr. Jones as to which he disclaims beneficial ownership; and with regard to Mr. Norman, the shares shown include 5,008 shares for which he shares voting and investment power.
(+) Includes (i) a total of 30,747 shares held for the account of Mr. Jones as a participant in the Company's LESOP and RSP Plan; (ii) a total of 138,695 shares which may be acquired by Mr. Jones upon the exercise of stock options granted pursuant to the AGL Resources Inc. Long-Term Stock Incentive Plan of 1990 (the "LTSIP"); and (iii) 889 shares which may be acquired by each of Messrs. Barron, Bradley, Brumby, Norman, Riddle, Tarbutton, Taylor and Ward and Dr. Siegel upon exercise of a stock option granted pursuant to the AGL Resources Inc. 1996 Non-Employee Directors Equity Compensation Plan (the "Directors Plan") (a total of 8,001 shares).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the full Board and committees of the Board, consisting of an Executive Committee, an Audit Committee, a Nominating and Compensation Committee, and a Long Range Planning Committee. During the fiscal year ended September 30, 1996, the Board of Directors met seven times, the Executive Committee met seven times, the Audit Committee met two times, the Nominating and Compensation Committee met two times and the Long Range Planning Committee met two times. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board of Directors and all committees of the Board of Directors on which he or she served during such fiscal year.

     The Executive Committee is composed of Messrs. Jones (Chairman), Barron, Norman, Riddle and Tarbutton. The Executive Committee is authorized to exercise all of the powers of the Board of Directors in the management of the business and affairs of the Company with the exception of certain actions specified by the Company's Bylaws and by law.

     The Audit Committee is composed of Messrs. Riddle (Chairman), Bradley, Brumby, Ward and Dr. Siegel. The functions of the Audit Committee are as follows: (i) to consider the choice of the Company's independent public accountants; (ii) to review the planned scope of the audit and the results thereon; (iii) to report the results of the independent auditors' examinations of the financial statements and their opinions and recommendations with respect to accounting, internal controls and other matters; and (iv) to convey information between the Board of Directors and the Company's independent public accountants.

     The Nominating and Compensation Committee is composed of Messrs. Bradley, Brumby, Norman, Tarbutton and Taylor. The purpose of the Nominating and Compensation Committee is as follows: (i) to review the performance of the senior officers of the Company and to recommend the appropriate compensation level for all officers of the Company; (ii) to review and recommend any changes in the Company's various benefit programs; (iii) to review the level and manner of compensation paid to the members of the Company's Board of Directors and make recommendations for adjustments, as appropriate; (iv) to identify and recommend the nominees for election to the Board; and (v) to administer the LTSIP. The Nominating and Compensation Committee will consider nominees recommended by shareholders but has not established any formal procedures for so doing.

     The Long Range Planning Committee is composed of Messrs. Barron (Chairman), Jones, Taylor, Ward and Dr. Siegel. The Long Range Planning Committee is responsible for reviewing plans for the growth and financial stability of the Company.

NON-EMPLOYEE DIRECTOR COMPENSATION

     Each non-employee director of the Company receives an annual retainer for services as a director which is paid in accordance with the terms of the AGL Resources Inc. 1996 Non-Employee Directors Equity Compensation Plan as set forth in the following paragraph. In addition, non-employee directors receive $1,000 for attendance at each meeting of the Board and any standing committee of which he or she is a member. Directors are reimbursed for expenses incurred in connection with attendance of meetings of the Board and committees. Any director who is an officer or employee of the Company does not receive any compensation for his or her services as a director or as a member of a standing committee of the Board.

     1996 NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN. The Company maintains the AGL Resources Inc. 1996 Non-Employee Directors Equity Compensation Plan (the "Directors Plan"), in which all non-employee directors participate. The Plan provides for an automatic grant to each non-employee director on the first day of each annual service term of (i) an award of Common Stock equivalent in fair market value on such date to the $16,000 annual retainer payable to each director and (ii) a non-qualified stock option to purchase the same number of shares of Common Stock as are awarded on such date in payment of the retainer. The per share option exercise price is equal to the fair market value of the Company's Common Stock on the date of grant of the option. The stock award and the stock option are subject to a holding period of six months from the date of issuance and grant, respectively. Directors realize value from option grants only to the extent that the fair market value of the Common Stock of the Company on the date of exercise of the option exceeds the fair market value of the Common Stock on the date of grant.

     For the 1996 annual term of service, which began in March following the 1996 Annual Meeting of Shareholders, Messrs. Barron, Bradley, Brumby, Kenneth D. Lewis (see footnote (5) to "Security Ownership of Certain Beneficial Owners and Management" below), Norman, Riddle, Tarbutton, Taylor and Ward and Dr. Siegel were each granted stock awards for 889 shares, which was calculated by dividing the $16,000 annual retainer fee by $18.00, the then current fair market value of the Company's Common Stock. Each of the directors also was granted an option to purchase 889 shares at $18.00 per share. Mr. Gellerstedt, who became a director in August 1996, was granted a prorated stock award for 416 shares, which was calculated by dividing one half of the annual retainer by $19.25, the then current fair market value of the Company's Common Stock. Mr. Gellerstedt also was granted an option to purchase 416 shares at $19.25 per share.

     DEFERRED COMPENSATION PLAN FOR CORPORATE DIRECTORS. The Company also maintains the AGL Resources Inc. Deferred Compensation Plan for Corporate Directors pursuant to which any non-employee director of the Company may elect to defer fees paid for attendance at Board and committee meetings. Deferred fees are credited during any calendar year with interest at the rate applicable to the first auction of 26-week Treasury Bills during the calendar year.

     Generally, a participant will receive payment of his or her benefit under the plan in a lump sum or in a series of five annual installments, in cash, beginning after such participant attains age 70 or after the director otherwise retires from service on the Board of Directors of the Company. The total amount of the cash payment(s) is determined by the amount of fees deferred plus the interest accrued thereon. If a participant dies before receiving full payment of his or her benefit under the plan, the remaining amount will be paid to the beneficiary designated by the director.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 30, 1996 regarding the ownership of Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, by each executive officer named in the Summary Compensation Table (collectively, the "named executive officers") who is not a director and by all executive officers and directors as a group, based on data furnished to the Company. The Company knows of no other beneficial owner of more than 5% of the outstanding Common Stock of the Company.

                                                          NUMBER OF SHARES OF COMMON STOCK
                                                           OWNED BENEFICIALLY (PERCENT OF
                      BENEFICIAL OWNER                               CLASS)(1)
    ---------------------------------------------------------------------------------------
    AGL Resources Inc. Retirement Savings Plus Plan......  4,653,266 (8.3%)
      P.O. Box 4569
      Atlanta, Georgia 30302
    Charles W. Bass......................................    103,301 (*)(2)(3)(4)(6)
    Thomas H. Benson.....................................     94,359 (*)(2)(3)(4)(6)
    Robert L. Goocher....................................     86,830 (*)(2)(3)(4)(6)
    Richard H. Woodward, Jr..............................     69,343 (*)(2)(3)(6)
    All executive officers and directors as a group......    863,472 (1.5%)(2)(3)(4)(5)(6)
      (20 persons)

---------------

(*) Less than one percent.
(1) As of September 30, 1996, no individual director or executive officer of the Company owned beneficially 1% or more of the outstanding Common Stock of the Company or any class of Preferred Stock of AGLC or any interest in any class of Preferred Stock of AGLC. Beneficial ownership as reported in this Proxy Statement has been determined in accordance with regulations of the Commission and includes shares of Common Stock which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise indicated in footnote (4) below or in footnote (*) to table "Information Concerning Nominees and Directors" above, all executive officers, directors and director nominees have sole voting and investment power with respect to the shares shown.
(2) Includes shares held for the accounts of the above-named persons and the above-referenced group as participants in the Company's LESOP and RSP Plan as follows: Mr. Bass -- 15,415 shares; Mr. Benson -- 16,222 shares; Mr. Goocher -- 13,184 shares; Mr. Woodward -- 13,618 shares; and the above-referenced group -- 125,369 shares.
(3) Includes shares which may be acquired by the above-named persons and the above-referenced group upon the exercise of stock options as follows: Mr. Bass -- 77,963 shares; Mr. Benson -- 65,055 shares; Mr. Goocher -- 65,729 shares; Mr. Woodward -- 52,877 shares; and the above-referenced group -- 536,438 shares.

(4) With regard to Mr. Bass, the shares shown include 3,683 shares for which he shares voting and investment power; with regard to Mr. Benson, the shares shown include 13,082 shares for which he shares voting and investment power; with regard to Mr. Goocher, the shares shown include 7,917 shares for which he shares voting and investment power; and with regard to the group, the shares shown include 97,270 shares held with shared voting and investment power and 1,322 shares held of record by certain spouses of members of the above-referenced group as to which the respective members of the group disclaim beneficial ownership.
(5) Includes Mr. Kenneth D. Lewis, a director of the Company since 1992, who reluctantly tendered his resignation as a director of the Company, effective October 2, 1996, due to business demands. He most recently served as a member of the Executive Committee and the Nominating and Compensation Committee. The Company greatly appreciates Mr. Lewis' significant contributions to the Company during his years of service as a director of the Company.
(6) Excludes shares held by the Trust of the AGL Resources Inc. Nonqualified Savings Plan (the "NSP") for the benefit of the above-named persons and the above-referenced group as follows: Mr. Bass -- 577 shares; Mr.
     Benson -- 849 shares; Mr. Goocher -- 2,047 shares; Mr. Woodward -- 204 shares; and the above-referenced group -- 7,440 shares. As determined in accordance with the regulations of the Commission, such shares are not deemed to be beneficially owned and, accordingly, are excluded from the shares of Common Stock shown in the table above. (See footnotes (1) and (5) to "Table 1: Summary Compensation Table" below.)

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     Table 1 summarizes by various categories, for the fiscal years ended September 30, 1996, 1995 and 1994, the total compensation paid to or accrued by the Company for the President and Chief Executive Officer of the Company and each of the other four most highly compensated executive officers of the Company whose salary and bonus for the fiscal year ended September 30, 1996 exceeded $100,000 (collectively referred to as the "named executive officers"). For information regarding the various factors considered by the Nominating and Compensation Committee in recommending the compensation of the President and Chief Executive Officer of the Company and, generally, the other executive officers of the Company, see "Nominating and Compensation Committee Report" below.

                      TABLE 1: SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                         ANNUAL COMPENSATION           COMPENSATION
                                                  ----------------------------------   ------------
                                                                           OTHER        SECURITIES
                                   FISCAL YEAR                             ANNUAL       UNDERLYING     ALL OTHER
            NAME AND                  ENDED        SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
       PRINCIPAL POSITION         SEPTEMBER 30,    ($)(1)     ($)(2)       ($)(3)         (#)(4)         ($)(5)
--------------------------------  --------------  --------   --------   ------------   ------------   ------------
David R. Jones                         1996       $474,923   $160,800           --        37,161        $ 46,080
  President and Chief Executive        1995        444,423    230,000     $ 11,750        43,126          33,293
  Officer                              1994        409,981     53,950       26,500        33,536          28,181
Charles W. Bass                        1996        248,885     83,600           --        20,129          17,069
  Executive Vice President and         1995        214,085     67,500           --        21,094          12,745
  Chief Operating Officer              1994        173,363     22,185           --        14,182          10,984
Thomas H. Benson                       1996        248,885     83,600           --        20,129          17,497
  Executive Vice President;            1995        214,362     67,500           --        24,510          24,510
    Chief
  Operating Officer of Atlanta         1994        176,375     23,205           --        14,424          11,636
    Gas
  Light Company*
Robert L. Goocher                      1996        248,885     83,600           --        20,129          15,522
  Executive Vice President;            1995        213,208     67,500           --        21,094          11,884
    Chief
  Operating Officer of AGL             1994        162,669     21,580           --        13,414          10,300
  Resources Service Company*
Richard H. Woodward, Jr.               1996        174,496     58,465           --         9,239          12,082
  Vice President; President of         1995        162,962     49,200           --        10,250          10,442
    AGL
  Investments, Inc.*                   1994        158,973     20,930           --        13,010          10,550

---------------

  * A wholly owned subsidiary of the Company.
(1) Includes before-tax contributions for the indicated fiscal years made to the RSP Plan and the NSP.
(2) For fiscal 1996, 1995 and 1994, reflects cash bonus earned pursuant to the Company's Variable Compensation Plan (formerly the Short-Term Incentive
     Plan) by each of the named executive officers other than Mr. Jones. For fiscal 1996, reflects for Mr. Jones a cash bonus earned. For fiscal 1995 and 1994, reflects for Mr. Jones a cash bonus and a bonus award of restricted stock which is not subject to any vesting restrictions. The dollar value of the restricted stock awards is based on the number of shares of restricted stock multiplied by the fair market value per share on the date of issuance. (See "Nominating and Compensation Committee Report" below.)
(3) Includes for Mr. Jones director's fees of $11,750 and $26,500 paid during fiscal 1995 and 1994, respectively. Effective January 1, 1995, Mr. Jones no longer receives any compensation for his services as a director or as a member of a standing committee of the Board. (See "Non-Employee Director Compensation" above.)
(4) Includes grants of reload options pursuant to the LTSIP.
(5) All Other Compensation paid during fiscal 1996 includes the following: (i) Company contributions to the LESOP: Mr. Jones -- $1,829; Mr.
     Bass -- $1,829; Mr. Benson -- $1,829; Mr. Goocher -- $1,829; and

     Mr. Woodward -- $1,829; (ii) Company contributions to the RSP Plan: Mr. Jones -- $4,275; Mr. Bass -- $5,297; Mr. Benson -- $5,297; Mr.
     Goocher -- $5,297; and Mr. Woodward -- $5,273; (iii) Company contributions to the NSP: Mr. Jones -- $13,586; Mr. Bass -- $3,671; Mr. Benson -- $3,671;
     Mr. Goocher -- $3,671; and Mr. Woodward -- $1,387; and (iv) premiums paid by the Company for life insurance policies, any proceeds of which are payable to the respective beneficiaries designated by the named officers:
     Mr. Jones -- $26,390; Mr. Bass -- $6,272; Mr. Benson -- $6,700; Mr.
     Goocher -- $4,725; and Mr. Woodward -- $3,593.

OPTION GRANTS

     Table 2 sets forth information regarding the number and terms of stock options granted to the named executive officers during the fiscal year ended September 30, 1996. In addition, in accordance with the rules and regulations of the Commission, set forth is the present value of each option granted, calculated using the Black-Scholes option pricing model.

                   TABLE 2: OPTION GRANTS IN LAST FISCAL YEAR

                                     NUMBER OF%       OF TOTAL
                                    SECURITIES       OPTIONS
                                    UNDERLYING      GRANTED TO    EXERCISE OR                      GRANT DATE
                                      OPTIONS      EMPLOYEES IN   BASE PRICE                      PRESENT VALUE
              NAME                 GRANTED(#)(1)   FISCAL YEAR     ($/SH)(2)    EXPIRATION DATE      ($)(3)
---------------------------------  -------------   ------------   -----------   ---------------   -------------
David R. Jones...................      37,161          12.41%       $19.375          2/2/06          $90,673
Charles W. Bass..................      20,129           6.72         19.375          2/2/06           49,115
Thomas H. Benson.................      20,129           6.72         19.375          2/2/06           49,115
Robert L. Goocher................      20,129           6.72         19.375          2/2/06           49,115
Richard H. Woodward, Jr..........       9,239           3.08         19.375          2/2/06           22,543

---------------

(1) Options were granted to each of the named executive officers pursuant to the LTSIP and became fully exercisable six months after the date of grant. Options are subject to early termination upon the occurrence of certain events related to termination of employment.
(2) The exercise price of options may be paid in cash, by delivery of already owned shares of Common Stock of the Company or by any other method approved by the Nominating and Compensation Committee, which administers the LTSIP. To the extent that the exercise price of an option is paid with shares of Common Stock of the Company, a "Reload Option" will be granted to the optionee. A Reload Option is an option granted for the same number of shares as is exchanged in payment of the exercise price and is subject to all of the same terms and conditions as the original option except for the exercise price which is determined on the basis of the fair market value of the Common Stock of the Company on the date the Reload Option is granted. One or more successive Reload Options may be granted to an optionee who pays for the exercise of a Reload Option with shares of Common Stock of the Company.
(3) The "Grant Date Present Value" is calculated using the Black-Scholes Warrant Valuation Call Option Model, assuming a constant dividend yield. This model assumes no dilution effects and includes the following assumptions for the options granted to the named executive officers: expected volatility -- 16.15%; annual risk free rate of return (represents the monthly average yield on ten year Treasury notes during the month of the grant) -- 5.81%; annual dividend yield -- 5.47%. The model also assumes an exercise period for options granted of ten years.

OPTION EXERCISES

     Table 3 sets forth option exercises by the named executive officers during the fiscal year ended September 30, 1996, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of September 30, 1996 and (ii) the respective values for "in-the-money" options, which represent the positive spread between the exercise price of existing options and the fair market value of the Company's Common Stock at September 30, 1996.

  TABLE 3: AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                                                                FISCAL YEAR END
                                                           ---------------------------------------------------------
                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               EXERCISES DURING YEAR         OPTIONS AT FISCAL YEAR         IN-THE-MONEY OPTIONS
                           -----------------------------             END(#)               AT FISCAL YEAR END($)(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ---------------   -----------   -----------   -------------   -----------   -------------
David R. Jones...........          --               --       138,695          --          $ 272,288         --
Charles W. Bass..........          --               --        77,963          --            171,399         --
Thomas H. Benson.........          --               --        65,055          --             74,888         --
Robert L. Goocher........       1,000          $ 4,188        65,729          --             98,780         --
Richard H. Woodward,
  Jr.....................          --               --        52,877          --            102,547         --

---------------

(1) Certain exercisable options held by the named executive officers were not "in-the-money" at September 30, 1996.

RETIREMENT PLAN

     Table 4 reflects the estimated annual lifetime benefits calculated on a straight-life annuity basis and payable under the terms of the AGL Resources Inc. Retirement Plan (the "Retirement Plan") and the AGL Resources Inc. Excess Benefit Plan (the "Excess Benefit Plan") (as described below), as currently in effect, to persons in specified compensation and years of service classifications upon retirement at age 65. Benefit amounts as reflected in the table are subject to reductions for a portion of Social Security benefits.

                          TABLE 4: PENSION PLAN TABLE

              3 YEAR                                        YEARS OF SERVICE
              AVERAGE                ---------------------------------------------------------------
             EARNINGS                   20         25         30         35         40         45
             --------                --------   --------   --------   --------   --------   --------
$100,000...........................  $ 33,333   $ 41,667   $ 50,000   $ 57,500   $ 65,000   $ 72,500
 150,000...........................    50,000     62,500     75,000     86,250     97,500    108,750
 200,000...........................    66,667     83,333    100,000    115,000    130,000    145,000
 250,000...........................    83,333    104,167    125,000    143,750    162,500    181,250
 300,000...........................   100,000    125,000    150,000    172,500    195,000    217,500
 350,000...........................   116,667    145,833    175,000    201,250    227,500    253,750
 400,000...........................   133,333    166,667    200,000    230,000    260,000    290,000
 450,000...........................   150,000    187,500    225,000    258,750    292,500    326,250
 500,000...........................   166,667    208,333    250,000    287,500    325,000    362,500

     The Retirement Plan is a qualified defined benefit pension plan which covers all employees of the Company and its participating affiliate companies (except leased employees) who have satisfied certain standards as to hours of service with the Company, who have attained age 21 and who have been employed for one year. Benefits under the Retirement Plan are based upon length of service with the Company, with varying provisions for employees who are terminated or take early, normal or deferred retirement. A participant's benefits also vary depending upon the participant's earnings for the three consecutive years of highest compensation during his or her final 60 months of employment with the Company.

     The compensation covered by the Retirement Plan includes generally the base rate of earnings actually paid to a participant by the Company (up to dollar limits imposed by the Internal Revenue Service). This amount of compensation does not include the bonuses or director's fees that are included in the above Summary Compensation Table. The Retirement Plan also provides, subject to certain conditions, for the payment of vested benefits of a deceased employee to his or her spouse during such spouse's lifetime.

     The Company makes contributions to the Retirement Plan to fund the benefits which accrue thereunder. Annual contribution amounts are determined actuarially. Participant contributions are not permitted.

     In addition, the Company maintains an Excess Benefit Plan for its employees, the purpose of which is to restore pension benefits to employees who are prevented from receiving their total accrued benefits under the Retirement Plan because of the maximum benefit limitations imposed on qualified retirement plans by Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"). The Excess Benefit Plan is not funded, but benefit payments are made directly by the Company. Benefits under the Excess Benefit Plan are payable in the same form and according to the same general terms and conditions as benefits under the Retirement Plan. All employees who participate in the Retirement Plan whose benefits are limited by the provisions of the Code will receive restoration of benefits under the Excess Benefit Plan.

     The amounts shown in the Summary Compensation Table above do not include the Company's contributions in connection with the Retirement Plan or the Excess Benefit Plan for the named executive officers. Such amounts are not and cannot be readily separated or individually calculated. The Company made a contribution of approximately $13.4 million to the Retirement Plan for the plan year ended June 30, 1996.

     As of the plan year ended June 30, 1996, Messrs. Jones, Bass, Benson, Goocher and Woodward had 36, 26, 26, 24 and 26 years of service, respectively.

     The Retirement Plan and the Excess Benefit Plan are administered by or are under the direction of the Retirement Plan Administrative Committee appointed by the Board of Directors. Wachovia Bank of North Carolina, N.A., serves as Trustee to the Retirement Plan. The Retirement Plan must be amended to bring it into compliance with recent changes in federal law.

CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

     During fiscal 1996, the Board of Directors approved an Employment Continuity Program in which each of the named executive officers participates on one of three tier levels. The purpose of the program is to retain key management personnel and assure continued productivity of such personnel in the event of a change in control of the Company.

     For purposes of the program, a "change in control" will be deemed to have occurred in connection with any of the following events: (i) the acquisition by a person or group of persons of 10% or more of the voting securities of the Company; (ii) approval by the shareholders of a merger, business combination, or sale of 50% or more of the Company's assets, the result of which is that less than 80% of the voting securities of the resulting corporation is owned by the former shareholders of the Company; or (iii) the failure, during any period of two years, of incumbent directors to constitute at least a majority of the Board of Directors of the Company.

     Generally, no benefits are provided under the program for any type of termination prior to the occurrence of a change in control, or for terminations following a change in control due to death, disability, voluntary termination (other than the Chief Executive Officer) or any termination for "cause," which includes failure to perform duties and responsibilities and fraud or dishonesty.

     Upon becoming operational, and depending on the tier level of participation and on the timing of employment termination, the program provides a severance benefit of between one and three years of base salary and annual incentive compensation to participants whose employment is involuntarily terminated within twelve months following the occurrence of a change in control.

     Other benefits provided include the payout of a pro rata bonus for the portion of the year in which the termination occurs, full vesting of all long-term incentives, a lump-sum payment of between one and three years of age and service credits under the Company's pension plan, full vesting and funding of nonqualified retirement and deferral plan benefits, a one to three year continuation of healthcare benefits and life insurance, and outplacement assistance. The Chief Executive Officer and the Executive Vice Presidents also will receive payments of legal fees (up to a maximum dollar limit) in connection with the enforcement of payouts under the program.

     For all participants, total severance benefits are limited to the maximum benefit allowable without triggering excise taxes.

                  NOMINATING AND COMPENSATION COMMITTEE REPORT

     The following report of the Nominating and Compensation Committee (the "Committee") of the Board of Directors discusses generally its objectives and policies regarding executive compensation. The report also specifically discusses the Committee's bases for compensation for the fiscal year ended September 30, 1996 of the Company's President and Chief Executive Officer, as reported in the Summary Compensation Table, and generally with respect to all executive officers. The Committee is composed entirely of independent, non-employee directors.

     To assist the Committee in performing its functions and in formulating executive compensation policies and practices to be adopted by the Committee, the Company retains Hewitt Associates, a nationally recognized consulting firm specializing in executive compensation issues. Hewitt Associates prepares surveys and other materials reflecting executive compensation policies of other companies and other relevant factors (including relative performance and general economic conditions).

EXECUTIVE OFFICER COMPENSATION

     The compensation program of the Company for its executive officers is intended to retain and appropriately reward experienced and well-trained executive officers, align the long-term interests of the executive officers with those of the Company's shareholders and tie total compensation opportunities to both individual and corporate performance. There are three components of executive compensation which are designed to meet those objectives. The three components include base salary, annual incentive compensation and long-term incentive compensation.

     The base salary component for executive officers is based upon several factors, including a performance review of executive officers by the President and Chief Executive Officer or an Executive Vice President of the Company, as appropriate, and an analysis of salary data, primarily from a "peer group" consisting of local distribution companies in the United States similar in size, revenue and in other characteristics to the Company. The group of companies used by the Company for comparison purposes is not, however, composed of the same group of companies as those comprising the S&P Utilities Index. First, complete salary data of all executive positions at each of the S&P Utilities Index companies is not in general publicly available to the Company. Moreover, when the Company determines the appropriate competitive salary levels for various executive positions, certain of such positions are found only within the utility industry while others are benchmark jobs found in most industries. As a result, the Company must ensure that the salary levels of its various executive positions remain competitive with regard to labor market rates in general, as well as within the utility industry. For these reasons, the Company uses data from both utility companies and from non-utility companies to ensure that the base salaries of its executive positions remain competitive. In general, the highest base salary paid to an executive officer is targeted for an amount that represents the average of base salaries of similar positions at comparable companies.

     The annual incentive component of the executive compensation program (other than the President and Chief Executive Officer) is addressed by the Company's Variable Compensation Plan which was developed to reinforce pay for performance by emphasizing individual and corporate performance goals and putting a significant amount of total compensation at risk. The individual goals are set annually on a calendar year basis, are based upon critical business needs of the Company, have measurable performance criteria, are significant in magnitude and difficulty and are approved by the President and Chief Executive Officer. Such individual performance objectives are primarily based upon increasing revenues, decreasing expenses or improving company operating efficiencies and effectiveness, improving customer service and increasing shareholder value. If the individual performance goals established pursuant to the Variable Compensation Plan are fully met or exceeded, an executive officer could earn an award equal to 10% of base salary. The individual performance cash bonus generally is paid in February following attainment of the calendar year objectives. The individual performance goals were met for the executive officers for calendar 1995. The corporate performance goal is based upon attaining a pre-established annual Earnings Per Share ("EPS") target. If the EPS target established pursuant to the Variable Compensation Plan is significantly exceeded, an executive officer could earn up to 30% of base salary. The corporate performance goal generally is paid in November following the attainment of the fiscal year target. The corporate performance goal was met for fiscal 1996, resulting in a 23 1/2% annual incentive compensation award to each executive officer in accordance with the terms of the Variable Compensation Plan. (See "Table 1 -- Summary Compensation Table.")

     The Company's long-term incentive component of the executive compensation program is based upon the LTSIP, which provides for the grant of stock options, stock appreciation rights and awards of restricted stock to executive officers. The LTSIP provides for ownership of Common Stock of the Company which, in turn, creates a direct relationship between the performance of the Company, as reflected by the market value of its Common Stock, and compensation, and creates a direct link between the interests of executive officers of the Company and the Company's shareholders. The awards to executive officers pursuant to the LTSIP are based on the decision of the Committee, which is responsible for administering the LTSIP. In determining such amounts, the Committee considers total compensation information it obtains from various comparable companies that it surveys as well as the general trend in compensation in the industry. In recent years, the Committee has made awards in the form of non-qualified stock approximately equal to 100-150% of the base salary of executive officers as of the grant date. For fiscal 1996 specifically, each Executive Vice President of the Company was granted a nonqualified stock option pursuant to the LTSIP to purchase shares of Common Stock of the Company having a fair market value on the date of grant equal to 150% of base salary. (See "Table 1 -- Summary Compensation Table" and "Table 2 -- Option Grants in Last Fiscal Year.") All other executive officers were granted a nonqualified stock option having a fair market value on the date of grant equal to 100% of base salary.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of the Company's President and Chief Executive Officer is consistent with the compensation philosophy of the Company and is based upon considerations of competitive industry practice as well as the overall performance of the Company. As a result, the base salary component of Mr. Jones' compensation is based upon a comprehensive analysis of the salary data of companies that the Company considers "peer" companies in the natural gas industry in the United States. Such companies, a subset of the larger group of companies the Company utilizes to determine the appropriate levels of executive compensation, in general, are local distribution companies that are similar not only in size to the Company, but also with respect to such characteristics as revenue, number of customers and number of employees. An analysis of Chief Executive Officer compensation of the Company and those peer companies reveals that the current base salary component of compensation paid to Mr. Jones does not exceed the average of the Company's peer companies. The President and Chief Executive Officer does not participate in the Variable Compensation Plan, but generally the Committee would consider granting a bonus to the President and Chief Executive Officer in the event other executive officers were entitled to receive annual incentive compensation under the Variable Compensation Plan. For fiscal 1996, Mr. Jones was awarded annual incentive compensation equal to 33 1/2% of his base salary. (See "Table 1 -- Summary Compensation Table.")

     The President and Chief Executive Officer is entitled to receive long-term incentive compensation pursuant to the LTSIP. The Committee determines the amount of any long-term compensation award to be granted to Mr. Jones pursuant to the LTSIP based upon an analysis of the trend of Chief Executive Officer compensation at comparable local distribution companies. The Committee also compares current and historical performance data it obtains from surveys of peer companies to that of the Company. If the overall performance of the Company compares favorably with the performance of the comparable companies, the award of compensation to the Chief Executive Officer typically follows the trend. If the Company's performance is significantly better or worse than that of the comparable companies, the award could be adjusted accordingly. For fiscal 1996, Mr. Jones was granted a nonqualified stock option pursuant to the LTSIP to purchase shares of Common Stock of the Company having a fair market value on the date of grant equal to 150% of his base salary. (See "Table 1 -- Summary Compensation Table" and "Table 2 -- Option Grants in Last Fiscal Year.")

OMNIBUS BUDGET RECONCILIATION ACT OF 1993 IMPLICATIONS FOR EXECUTIVE
COMPENSATION

     It is the responsibility of the Committee to address the issues raised by the recent change in the tax laws which made certain non-performance-based compensation to executives of public companies in excess of $1,000,000 nondeductible to the Company beginning in 1994. In this regard, the Committee must determine whether any actions with respect to this new limit should be taken by the Company. Given the Company's current level of executive compensation, it is not now necessary to consider this issue. The Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

                                          W. Waldo Bradley
                                          Otis A. Brumby, Jr.
                                          Albert G. Norman, Jr.
                                          Ben J. Tarbutton, Jr.
                                          Charles McKenzie Taylor

                            STOCK PERFORMANCE GRAPH

     The following line graph presentation compares the cumulative five year shareholder return on Common Stock of the Company with the cumulative five year total return of companies in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Standard & Poor's Utilities Index (the "S&P Utilities Index").

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                  AMONG AGL RESOURCES INC., THE S&P 500 INDEX
                          AND THE S&P UTILITIES INDEX

--------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------

                                   9/30/91    9/30/92    9/30/93    9/30/94    9/30/95    9/30/96
 --------------------------------------------------------------------------------------------------
   AGL Resources Inc.               $100       $116       $123       $106       $142       $149
 --------------------------------------------------------------------------------------------------
   S&P 500 Index                    $100       $111       $125       $130       $169       $203
 --------------------------------------------------------------------------------------------------
   S&P Utilities Index              $100       $114       $142       $124       $158       $170
 --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* ASSUMES $100 INVESTED ON SEPTEMBER 30, 1991 IN COMMON STOCK OF THE COMPANY, THE S&P 500 INDEX AND THE S&P UTILITIES INDEX AND ALSO ASSUMES DIVIDEND REINVESTMENT.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Nominating and Compensation Committee is composed of Messrs. Bradley, Brumby, Norman, Tarbutton and Taylor, none of whom is an officer or employee of the Company. Mr. Norman is a partner in the law firm of Long, Aldridge & Norman, LLP, General Counsel to the Company. For the fiscal year ended September 30, 1996, the Company paid to Long, Aldridge & Norman, LLP approximately $3.6 million for legal services to the Company and its subsidiaries.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is required to identify any director, executive officer or person who owns more than ten percent of the Company's Common Stock who failed to timely file with the Commission a required report under Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) and regulations of the Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership of such Common Stock with the Commission and the Exchange. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended September 30, 1996, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with except that one report, covering an aggregate of one transaction in connection with a voluntary cash contribution feature of the Company's Dividend Reinvestment and Stock Purchase Plan, was filed late by Mr. Ward.

                              INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP, 100 Peachtree Street, Atlanta, Georgia 30303, was the independent auditor for the Company and examined the financial statements of the Company for the fiscal year ended September 30, 1996. The Board of Directors intends to continue the services of this firm for the current fiscal year ending September 30, 1997. A representative of the firm will be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions.

                SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its offices in Atlanta, Georgia on or before August 18, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that are to be brought before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the person(s) named as proxies on the enclosed form(s) of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                                                APPENDIX A

Revocable Proxy                   COMMON STOCK
                               AGL RESOURCES INC.
                           303 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30308

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints David R. Jones, Albert G. Norman, Jr., and Robert L. Goocher, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of AGL Resources Inc. (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held at the offices of the Company, 303 Peachtree Street, N.E., Atlanta, Georgia, on Friday, February 7, 1997, at 10:00 a.m., local time, and at any and all adjournments thereof, as set forth on the reverse side.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned hereby revokes any previous proxies with respect to matters covered by this proxy.

Receipt of the Notice of the Meeting, the accompanying Proxy Statement and the Annual Report to Shareholders hereby is acknowledged.

PLEASE COMPLETE, DATE, SIGN ON THE REVERSE SIDE, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
IF SO, PRINT NEW ADDRESS BELOW:

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                                                         This proxy card, when properly executed, will be voted as
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BELOW-LISTED          directed.  IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
PROPOSAL                                                                 CARD WILL BE VOTED "FOR" THE PROPOSAL LISTED ON THIS
                                                                         PROXY CARD.
1)   Elect as directors the four nominees listed below to
     serve until the Annual Meeting of Shareholders in                   In their discretion, the proxies are authorized to vote
     the year 2000 and until their successors are elected                upon such other business as properly may come before the
     and qualified:                                                      Annual Meeting and any and all adjournments thereof.

     Otis A. Brumby, Jr., David R.     For   With-   For All             If any other business is presented at the Annual Meeting,
     Jones, Albert G. Norman, Jr.            hold    Except              this proxy card will be voted by the proxies in their
     and Charles McKenzie Taylor       [ ]   [ ]       [ ]               best judgment.  At the present time, the Board of
                                                                         Directors knows of no other business to be presented at
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY                 the Annual Meeting.
     INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
     AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME FROM
     THE LIST ABOVE.






Please sign and date this proxy card.               Date                 Do you plan to attend the Annual Meeting?  [ ] YES   [ ] NO

                                    ------------------------

Shareholder sign here                     Co-owner sign here             Mark the box at right if comments or address change have
                                                                         been noted on the reverse side of this card.            [ ]
------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

                               AGL RESOURCES INC.
                           303 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30308

        Dear Shareholder:

        YOUR VOTE IS IMPORTANT, AND YOU ARE STRONGLY ENCOURAGED TO EXERCISE YOUR RIGHT TO VOTE YOUR SHARES. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.

        Thank you in advance for your prompt cooperation.

        Sincerely,


        AGL Resources Inc.

Revocable Proxy          RETIREMENT SAVINGS PLUS PLAN
                                      AND
                    LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN
                               AGL RESOURCES INC.
               303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30308

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints The Northern Trust Company, which acts as Trustee for the AGL Resources Inc. Retirement Savings Plus Plan (the "RSP Plan") and the AGL Resources Inc. Leveraged Employee Stock Ownership Plan (the "LESOP"), as proxy to act for and in the name of the undersigned to vote all shares of Common Stock of AGL Resources Inc. (the "Company"), which have been allocated to the account of the undersigned pursuant to the RSP Plan and/or the LESOP, at the 1997 Annual Meeting of Shareholders of the Company, to be held at the offices of the Company, 303 Peachtree Street, N.E., Atlanta, Georgia, on Friday, February 7, 1997, at 10:00 a.m., local time, and at any and all adjournments thereof, as set forth on the reverse side.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the proxy or by executing and delivering to the proxy a duly executed proxy card bearing a later date. Under the terms of the RSP Plan and the LESOP, only the Trustee of each plan can vote the shares allocated to the accounts of the participants, even if such participants or their beneficiaries attend the Annual Meeting in person. The undersigned hereby revokes any previous proxies with respect to matters covered by this proxy.

Receipt of the Notice of the Meeting, the accompanying Proxy Statement and the Annual Report to Shareholders hereby is acknowledged.

PLEASE COMPLETE, DATE, SIGN ON THE REVERSE SIDE, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?
IF SO, PRINT NEW ADDRESS BELOW:

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                                                         This proxy card, when properly executed, will be voted as
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BELOW-LISTED          directed.  IF NO PROXY CARD IS RECEIVED OR A PROXY CARD
PROPOSAL                                                                 IS RECEIVED WITHOUT INSTRUCTIONS FOR VOTING, THE PROXY
                                                                         WILL VOTE THE UNVOTED ALLOCATED SHARES IN THE LESOP IN
1)   Elect as directors the four nominees listed below to                THE SAME PROPORTION AS THE LESOP SHARES THAT ARE VOTED BY
     serve until the Annual Meeting of Shareholders in                   PARTICIPANTS AND BENEFICIARIES.  THE PROXY WILL VOTE THE
     the year 2000 and until their successors are elected                UNALLOCATED LESOP SHARES AND ANY UNVOTED RSP PLAN SHARES,
     and qualified:                                                      PURSUANT TO THE INSTRUCTIONS OF THE RESPECTIVE
                                                                         ADMINISTRATIVE COMMITTEES OF THE PLANS, "FOR" THE
     Otis A. Brumby, Jr., David R.     For   With-   For All             PROPOSAL LISTED ON THIS PROXY CARD.
     Jones, Albert G. Norman, Jr.            hold    Except
     and Charles McKenzie Taylor       [ ]   [ ]       [ ]               In its discretion, the proxy is authorized to vote upon
                                                                         such other business as properly may come before the
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY                 Annual Meeting and any and all adjournments thereof.
     INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
     AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME FROM                  If any other business is presented at the Annual Meeting,
     THE LIST ABOVE.                                                     this proxy card will be voted by the proxy in its best
                                                                         judgment.  At the present time, the Board of Directors
                                                                         knows of no other business to be presented at the Annual
                                                                         Meeting.  In the event you also own shares otherwise than
                                                                         pursuant to the RSP Plan and the LESOP, you must return the proxy card relating to such other shares in accordance with the instructions set forth thereon.


Please sign and date this proxy card.               Date                 Do you plan to attend the Annual Meeting?  [ ] YES   [ ] NO

                                    ------------------------

Shareholder sign here                     Co-owner sign here             Mark the box at right if comments or address change have
                                                                         been noted on the reverse side of this card.            [ ]
------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

                               AGL RESOURCES INC.
                           303 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30308

        Dear Shareholder:

        YOUR VOTE IS IMPORTANT, AND YOU ARE STRONGLY ENCOURAGED TO EXERCISE YOUR RIGHT TO VOTE YOUR SHARES. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

        Thank you in advance for your prompt cooperation.

        Sincerely,


        AGL Resources Inc.